SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 July 15, 1997

                         CONTINENTAL CHOICE CARE, INC.
               (Exact name of Registrant as specified in Charter)

       New Jersey                     0-24542                  22-3276736
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification Number)

               25-B Vreeland Road, Florham Park, New Jersey 07932
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number including area code: (201) 593-0500

                                 Not Applicable
         (Former name and former address, as changed since last report)



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Item 5.         Other Events.

         On July 15, 1997, Jeffrey A. Claman submitted a letter to the Registrant in which Mr. Claman stated that he was resigning from the Board of Directors of the Registrant effective immediately. Mr. Claman cited personal reasons for his resignation. The Board of Directors is currently seeking a replacement to fill the position vacated by Mr. Claman.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Continental Choice Care, Inc.
                                               -----------------------------
                                               (Registrant)


Dated: July 23, 1997                           By:  /s/ Steven L. Trenk
                                                    --------------------------
                                                    Steven L. Trenk, President